IRONWOOD MULTI-STRATEGY FUND LLC

LETTER OF TRANSMITTAL

REGARDING UNITS OF IRONWOOD MULTI-STRATEGY FUND LLC BEING TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 28, 2019

THIS LETTER OF TRANSMITTAL (“LETTER OF TRANSMITTAL”) MUST BE RECEIVED BY THE BANK OF NEW YORK MELLON
BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON SEPTEMBER 27, 2019.

P.O. BOX ADDRESS: Ironwood Multi-Strategy Fund LLC c/o BNY Mellon TA Alternative Investment Funds P.O. Box 9687 Providence, RI 02940-9973	OVERNIGHT ADDRESS: Ironwood Multi-Strategy Fund LLC c/o BNY Mellon TA Alternative Investment Funds 4400 Computer Drive Westborough, MA 01581
Phone Number: (888) 999-2678 E-mail Address: Documents - Ironwoodtenders@bnymellon.com E-mail Address: Inquiries - Ironwoodis@bnymellon.com

To Whom It May Concern:

The undersigned, on behalf of himself, herself or an entity for which the undersigned is an authorized signatory (collectively, the “Selling Member”) hereby tenders to Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) all or a portion of the units of limited liability company interest of the Feeder Fund (“Units”) held by the Selling Member (such tendered Units as detailed on the Information Sheet attached hereto, the “Tendered Units”) on the terms and conditions set out in the Offer to Purchase, dated August 28, 2019 (the “Offer”).  THE OFFER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FEEDER FUND TO REJECT ANY AND ALL TENDERED UNITS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE PROPERLY TENDERED.

The Selling Member hereby:

1.
agrees (a) to sell to the Feeder Fund the Tendered Units; (b) to execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer; (c) that all authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the Selling Member; (d) that the obligation of the Selling Member hereunder will be binding on the heirs, personal representatives, successors and assigns of the Selling Member; and (e) that the tender of the Tendered Units is irrevocable by the Selling Member;

2.
represents and warrants that (a) the Selling Member has full authority to sell the Tendered Units; (b) if the Feeder Fund determines to purchase all or a portion of the Tendered Units, the Feeder Fund will acquire good title to such Tendered Units, free and clear of all liens, charges, encumbrances, conditional sales agreements, adverse claims or other obligations (except, for the avoidance of doubt, any obligations set forth in the amended and restated limited liability company agreement of the Feeder Fund or as may arise under applicable law); and (c) if the Selling Member is an entity, that the undersigned has full power and authority to sell the Tendered Units to the Feeder Fund pursuant to the terms of the Offer;

3.
acknowledges and agrees that (a) the Selling Member has received the Offer; (b) the Selling Member has had an opportunity to review the Offer and ask the Feeder Fund (or its affiliates) any questions that the Selling Member deems necessary to determine whether to tender the Tendered Units; and (c) under certain circumstances set out in the Offer, the Feeder Fund may not be required to purchase any or all of the Tendered Units;

Letter of Transmittal page 1 of 5

4.
acknowledges and agrees that as of December 31, 2019 (the “Repurchase Date”), if the Feeder Fund determines to purchase all or any portion of the Tendered Units (such portion purchased, the “Purchased Units”), the Selling Member will be subject to a fee of 5.00% of the value of any Purchased Units held by the Selling Member for less than one year as of the Repurchase Date, payable to the Feeder Fund (an “Early Repurchase Fee”);

5.
acknowledges and agrees that, if the Purchased Units represent less than 95% of the Units held by the Selling Member, the Selling Member will receive the specified dollar amount equal to the net asset value of such Purchased Units, less the applicable Early Repurchase Fee. Promptly after the Repurchase Date, the Selling Member will be given a letter confirming acceptance of the tender with its promissory note held at the Feeder Fund until the Selling Member requests to have it sent to them.  The Selling Member can request to be sent its non-interest bearing, non-transferable promissory note, which is issued by the Feeder Fund and entitles the Selling Member to be paid an amount equal to 100% of the unaudited net asset value of the Selling Member’s Purchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less the applicable Early Repurchase Fee. The note will entitle the Selling Member to be paid upon the later of (i) 30 calendar days after the Repurchase Date and (ii) if Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”) has requested withdrawals of capital or redemptions of interests from any investment funds in order to fund the repurchase, 10 business days after the Master Fund has received at least 90% of the aggregate amount withdrawn or redeemed from its investment funds (the “Payment Date”);

6.
acknowledges and agrees that, if the Purchased Units represent 95% or more of the Units held by the Selling Member, the Selling Member will receive the specified dollar amount equal to the net asset value of such Purchased Units, less the applicable Early Repurchase Fee, and  the Feeder Fund will issue the Selling Member (a) cash or a non-interest bearing, non-transferrable promissory note issued by the Feeder Fund in an amount equal to 95% of the estimated unaudited net asset value of the Selling Member’s Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less the allocable portion of any Early Repurchase Fee (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (b) a non-interest bearing, non-transferable promissory note issued by the Feeder Fund entitling the Selling Member to up to the remaining 5% of the estimated unaudited net asset value of the Selling Member’s Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of the date to the Selling Member’s Units), less the allocable portion of any Early Repurchase Fee (the “Subsequent Payment”), provided, however, that the amount of the Subsequent Payment may be adjusted and paid following the later of (i) 120 calendar days after the Repurchase Date; or (ii) such longer period as the board of directors of the Feeder Fund (the “Board”) in its discretion deems necessary to protect the interests of the remaining members in the Feeder Fund, in each case so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final net asset value of the Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less the applicable Early Repurchase Fee, provided, further, that the Board in its discretion, but giving due regard to the interests of the remaining Selling Members, may determine to make payment in satisfaction of a repurchase at earlier dates than those otherwise listed here;

7.
acknowledges and agrees that cash payments on a note may be sent via wire transfer to an account at a Member’s authorized financial consultant, financial advisor, or placement agent within the time periods referenced above.  The financial consultant, financial advisor, or placement agent may require additional time to further credit the payment to a Member’s account.

Letter of Transmittal page 2 of 5

8.
acknowledges and agrees that if the Purchased Units are equal to less than all of the Units held by the Selling Member and the Feeder Fund’s purchase of the Purchased Units would cause the Selling Member’s remaining Units to have an aggregate net asset value of less than $25,000, the Feeder Fund may reduce the amount of the Purchased Units so that the Selling Member’s required minimum aggregate net asset value of Units is maintained.

9.
acknowledges and agrees that (i) for each disposition of the Purchased Units by the Selling Member, the cost basis will be calculated using the Feeder Fund’s default method of first-in, first-out, unless the Selling Member has instructed the Feeder Fund in writing to use a different calculation method permitted by the Internal Revenue Service, including average cost or specific Unit lot identification and (ii) the cost basis method elected by the Selling Member (or the cost basis method applied by default) for each disposition of Purchased Units may not be changed after the settlement date of each such disposition of Purchased Units.

Signature	Name (and Title, if applicable)	Date

Signature	Name (and Title, if applicable)	Date

Signature	Name (and Title, if applicable)	Date

PLEASE CONTACT YOUR FINANCIALCONSULTANT, FINANCIAL ADVISOR, OR PLACEMENT AGENT BEFORE SUBMITTING YOUR TENDER REQUEST.

PLEASE E-MAIL OR MAIL COMPLETED AND EXECUTED LETTER OF TRANSMITTAL TO THE BANK OF NEW YORK MELLON AT THE FOLLOWING ADDRESS:

P.O. BOX ADDRESS: Ironwood Multi-Strategy Fund LLC c/o BNY Mellon TA Alternative Investment Funds P.O. Box 9687 Providence, RI 02940-9973	OVERNIGHT ADDRESS: Ironwood Multi-Strategy Fund LLC c/o BNY Mellon TA Alternative Investment Funds 4400 Computer Drive Westborough, MA 01581
Phone Number: (888) 999-2678 E-mail Address: Documents - Ironwoodtenders@bnymellon.com E-mail Address: Inquiries - Ironwoodis@bnymellon.com

IF YOU DO NOT RECEIVE WRITTEN CONFIRMATION FROM THE BANK OF NEW YORK MELLON, THEN YOUR TENDER WAS NOT ACCEPTED.

PROMISSORY NOTE: Any promissory note issued will be registered in this name and held at the Feeder Fund until the Selling Member request to have it sent to the Selling Member at the address maintained in the books and records of the Feeder Fund.

Letter of Transmittal page 3 of 5

IRONWOOD MULTI-STRATEGY FUND LLC

INFORMATION SHEET TO LETTER OF TRANSMITTAL

Repurchase Date: December 31, 2019

Offer Acceptance Deadline: 11:59 p.m. EDT, September 27, 2019

THIS INFORMATION SHEET MUST BE COMPLETED FOR TENDER REQUESTS TO BE IN GOOD ORDER FOR PROCESSING

NAME AND ADDRESS OF SELLING MEMBER
Account Name:
Ironwood Account Number: (if unknown, leave blank)
Account Tax ID:
Address:
City, State, Zip:
Telephone Number:
E-mail Address:
Advisor Firm Name:
Broker Account Number:
Advisor Rep Name:
Advisor Telephone Number:
Advisor E-mail Address:

FOR CUSTODIAL ACCOUNTS ONLY (IRA, 401k, PSP, ETC.)
Custodial Account #:
Custodian Name:

TENDERED UNITS:
[ ] Entire amount of Units
[ ] Partial amount *	in units (#) _____________ or in dollars ($) ____________

* If the total net asset value of your Units (as of the Repurchase Date) is equal to or less than this amount, this Letter of Transmittal will be treated as a request to tender all of your Units. If you wish to tender the entire amount of Units, do NOT check this box. Instead, check the “Entire amount of Units” box.

Letter of Transmittal page 4 of 5

PAYMENT

Please deliver all cash proceeds via federal wire to the following:
Bank Name:
Bank ABA Routing Number:
Bank Account Name:
Bank Account Number:
For Further Credit (if applicable):

Letter of Transmittal page 5 of 5

IRONWOOD MULTI-STRATEGY FUND LLC

LETTER OF TRANSMITTAL

REGARDING UNITS OF IRONWOOD MULTI-STRATEGY FUND LLC BEING TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED AUGUST 28, 2019

THIS LETTER OF TRANSMITTAL (“LETTER OF TRANSMITTAL”) MUST BE RECEIVED BY THE BANK OF NEW YORK MELLON
BY 11:59 P.M., EASTERN DAYLIGHT TIME, ON SEPTEMBER 27, 2019.

P.O. BOX ADDRESS: Ironwood Multi-Strategy Fund LLC c/o BNY Mellon TA Alternative Investment Funds P.O. Box 9687 Providence, RI 02940-9973	OVERNIGHT ADDRESS: Ironwood Multi-Strategy Fund LLC c/o BNY Mellon TA Alternative Investment Funds 4400 Computer Drive Westborough, MA 01581
Phone Number: (888) 999-2678 E-mail Address: Documents - Ironwoodtenders@bnymellon.com E-mail Address: Inquiries - Ironwoodis@bnymellon.com

To Whom It May Concern:

The undersigned, on behalf of himself, herself or an entity for which the undersigned is an authorized signatory (collectively, the “Selling Member”) hereby tenders to Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) all or a portion of the units of limited liability company interest of the Feeder Fund (“Units”) held by the Selling Member (such tendered Units as detailed on the Information Sheet attached hereto, the “Tendered Units”) on the terms and conditions set out in the Offer to Purchase, dated August 28, 2019 (the “Offer”).  THE OFFER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFER, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FEEDER FUND TO REJECT ANY AND ALL TENDERED UNITS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE PROPERLY TENDERED.

The Selling Member hereby:

1.
agrees (a) to sell to the Feeder Fund the Tendered Units; (b) to execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer; (c) that all authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the Selling Member; (d) that the obligation of the Selling Member hereunder will be binding on the heirs, personal representatives, successors and assigns of the Selling Member; and (e) that the tender of the Tendered Units is irrevocable by the Selling Member;

2.
represents and warrants that (a) the Selling Member has full authority to sell the Tendered Units; (b) if the Feeder Fund determines to purchase all or a portion of the Tendered Units, the Feeder Fund will acquire good title to such Tendered Units, free and clear of all liens, charges, encumbrances, conditional sales agreements, adverse claims or other obligations (except, for the avoidance of doubt, any obligations set forth in the amended and restated limited liability company agreement of the Feeder Fund or as may arise under applicable law); and (c) if the Selling Member is an entity, that the undersigned has full power and authority to sell the Tendered Units to the Feeder Fund pursuant to the terms of the Offer;

3.
acknowledges and agrees that (a) the Selling Member has received the Offer; (b) the Selling Member has had an opportunity to review the Offer and ask the Feeder Fund (or its affiliates) any questions that the Selling Member deems necessary to determine whether to tender the Tendered Units; and (c) under certain circumstances set out in the Offer, the Feeder Fund may not be required to purchase any or all of the Tendered Units;

Letter of Transmittal page 1 of 4

4.
acknowledges and agrees that as of December 31, 2019 (the “Repurchase Date”), if the Feeder Fund determines to purchase all or any portion of the Tendered Units (such portion purchased, the “Purchased Units”), the Selling Member will be subject to a fee of 5.00% of the value of any Purchased Units held by the Selling Member for less than one year as of the Repurchase Date, payable to the Feeder Fund (an “Early Repurchase Fee”);

5.
acknowledges and agrees that, if the Purchased Units represent less than 95% of the Units held by the Selling Member, the Selling Member will receive the specified dollar amount equal to the net asset value of such Purchased Units, less the applicable Early Repurchase Fee. Promptly after the Repurchase Date, the Selling Member will be given a letter confirming acceptance of the tender with its promissory note held at the Feeder Fund until the Selling Member requests to have it sent to them.  The Selling Member can request to be sent its non-interest bearing, non-transferable promissory note, which is issued by the Feeder Fund and entitles the Selling Member to be paid an amount equal to 100% of the unaudited net asset value of the Selling Member’s Purchased Units, determined as of the Repurchase Date (after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less the applicable Early Repurchase Fee. The note will entitle the Selling Member to be paid upon the later of (i) 30 calendar days after the Repurchase Date and (ii) if Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”) has requested withdrawals of capital or redemptions of interests from any investment funds in order to fund the repurchase, 10 business days after the Master Fund has received at least 90% of the aggregate amount withdrawn or redeemed from its investment funds (the “Payment Date”);

6.
acknowledges and agrees that, if the Purchased Units represent 95% or more of the Units held by the Selling Member, the Selling Member will receive the specified dollar amount equal to the net asset value of such Purchased Units, less the applicable Early Repurchase Fee, and  the Feeder Fund will issue the Selling Member (a) cash or a non-interest bearing, non-transferrable promissory note issued by the Feeder Fund in an amount equal to 95% of the estimated unaudited net asset value of the Selling Member’s Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less the allocable portion of any Early Repurchase Fee (the “Initial Payment”), which will be paid on or prior to the Payment Date; and (b) a non-interest bearing, non-transferable promissory note issued by the Feeder Fund entitling the Selling Member to up to the remaining 5% of the estimated unaudited net asset value of the Selling Member’s Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of the date to the Selling Member’s Units), less the allocable portion of any Early Repurchase Fee (the “Subsequent Payment”), provided, however, that the amount of the Subsequent Payment may be adjusted and paid following the later of (i) 120 calendar days after the Repurchase Date; or (ii) such longer period as the board of directors of the Feeder Fund (the “Board”) in its discretion deems necessary to protect the interests of the remaining members in the Feeder Fund, in each case so that the sum of the Initial Payment and the Subsequent Payment is equal to 100% of the final net asset value of the Purchased Units (as of the Repurchase Date, after giving effect to all allocations to be made as of that date to the Selling Member’s Units), less the applicable Early Repurchase Fee, provided, further, that the Board in its discretion, but giving due regard to the interests of the remaining Selling Members, may determine to make payment in satisfaction of a repurchase at earlier dates than those otherwise listed here;

7.
acknowledges and agrees that cash payments on a note may be sent via wire transfer to an account at a Member’s authorized financial consultant, financial advisor, or placement agent within the time periods referenced above.  The financial consultant, financial advisor, or placement agent may require additional time to further credit the payment to a Member’s account.

Letter of Transmittal page 2 of 4

8.
acknowledges and agrees that if the Purchased Units are equal to less than all of the Units held by the Selling Member and the Feeder Fund’s purchase of the Purchased Units would cause the Selling Member’s remaining Units to have an aggregate net asset value of less than $25,000, the Feeder Fund may reduce the amount of the Purchased Units so that the Selling Member’s required minimum aggregate net asset value of Units is maintained.

9.
acknowledges and agrees that (i) for each disposition of the Purchased Units by the Selling Member, the cost basis will be calculated using the Feeder Fund’s default method of first-in, first-out, unless the Selling Member has instructed the Feeder Fund in writing to use a different calculation method permitted by the Internal Revenue Service, including average cost or specific Unit lot identification and (ii) the cost basis method elected by the Selling Member (or the cost basis method applied by default) for each disposition of Purchased Units may not be changed after the settlement date of each such disposition of Purchased Units.

Signature	Name (and Title, if applicable)	Date

Signature	Name (and Title, if applicable)	Date

Signature	Name (and Title, if applicable)	Date

PLEASE CONTACT YOUR FINANCIALCONSULTANT, FINANCIAL ADVISOR, OR PLACEMENT AGENT BEFORE SUBMITTING YOUR TENDER REQUEST.

PLEASE E-MAIL OR MAIL COMPLETED AND EXECUTED LETTER OF TRANSMITTAL TO THE BANK OF NEW YORK MELLON AT THE FOLLOWING ADDRESS:

P.O. BOX ADDRESS: Ironwood Multi-Strategy Fund LLC c/o BNY Mellon TA Alternative Investment Funds P.O. Box 9687 Providence, RI 02940-9973	OVERNIGHT ADDRESS: Ironwood Multi-Strategy Fund LLC c/o BNY Mellon TA Alternative Investment Funds 4400 Computer Drive Westborough, MA 01581
Phone Number: (888) 999-2678 E-mail Address: Documents - Ironwoodtenders@bnymellon.com E-mail Address: Inquiries - Ironwoodis@bnymellon.com
IF YOU DO NOT RECEIVE WRITTEN CONFIRMATION FROM THE BANK OF NEW YORK MELLON, THEN YOUR TENDER WAS NOT ACCEPTED.

PROMISSORY NOTE: Any promissory note issued will be registered in this name and held at the Feeder Fund until the Selling Member request to have it sent to the Selling Member at the address maintained in the books and records of the Feeder Fund.

Letter of Transmittal page 3 of 4

IRONWOOD MULTI-STRATEGY FUND LLC

INFORMATION SHEET TO LETTER OF TRANSMITTAL

Repurchase Date: December 31, 2019

Offer Acceptance Deadline: 11:59 p.m. EDT, September 27, 2019

THIS INFORMATION SHEET MUST BE COMPLETED FOR TENDER REQUESTS TO BE IN GOOD ORDER FOR PROCESSING

NAME AND ADDRESS OF SELLING MEMBER
Account Name:
Ironwood Account Number: (if unknown, leave blank)
Account Tax ID:
Address:
City, State, Zip:
Telephone Number:
E-mail Address:
Advisor Firm Name:
Broker Account Number:
Advisor Rep Name:
Advisor Telephone Number:
Advisor E-mail Address:
FOR CUSTODIAL ACCOUNTS ONLY (IRA, 401k, PSP, ETC.)
Custodial Account #:
Custodian Name:
Custodian Address:
Custodian City, State, Zip:
Custodian Telephone Number:
TENDERED UNITS:
[ ] Entire amount of Units
[ ] Partial amount *	in units (#) _____________ or in dollars ($) ____________
* If the total net asset value of your Units (as of the Repurchase Date) is equal to or less than this amount, this Letter of Transmittal will be treated as a request to tender all of your Units. If you wish to tender the entire amount of Units, do NOT check this box. Instead, check the “Entire amount of Units” box.

Letter of Transmittal page 4 of 4